UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number File No. 811-1144
THE FINANCE COMPANY OF PENNSYLVANIA
(Exact name of registrant as specified in charter)
400 Market Street, Suite 425, Philadelphia, PA 19106
(Address of principal executive offices) (Zip Code)
Charles E. Mather III, President
400 Market Street, Suite 425, Philadelphia, PA 19106
(Name and address of agent for service)
Registrant’s telephone number, including area code 215-351-4778
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

ITEM 1.  Reports to Stockholders.

The Report to Stockholders is attached herewith.

The Finance Company of Pennsylvania
Founded 1871

ANNUAL REPORT
December 31, 2009

The Finance Company of Pennsylvania

400 Market Street
Suite 425
Philadelphia, PA 19106

BOARD OF DIRECTORS
Charles E. Mather III

Shaun F. O’Malley	Jonathan D. Scott
Herbert S. Riband, Jr.	Peter Bedell

OFFICERS
Charles E. Mather III, President
Herbert S. Riband, Jr., Secretary-Treasurer
Doranne H. Case, Asst. Secretary-Treasurer
Geralyn McConnell, Assistant Secretary
Salvatore Faia, Chief Compliance Officer

The Finance Company of Pennsylvania

400 Market Street
Suite 425
Philadelphia, PA 19106

TO OUR SHAREHOLDERS:

We are pleased to submit your Company’s one hundred and thirty-seventh Annual Report.

The following is a summary of financial information for the years 2005 to 2009 on a per share basis:

	Net				Dec. 31
	Investment	Dividends Paid			Net Asset
Year	Income	Regular	Extra	Total	Value

2005	$23.54	$14.00	$15.45	$29.45	$1,227.35
2006	$27.44	$14.00	$30.01	$44.01	$1,400.33
2007	$25.96	$14.00	$34.29	$48.29	$1,414.84
2008	$26.57	$14.00	$17.85	$31.85	$1,053.44
2009	$16.94	$14.00	$43.58	$57.58	$1,109.66

As a Regulated Investment Company, the Company is required to pay to its shareholders at least 98% of its ordinary income for the calendar year 2009 or pay a 4% non-deductible Federal Excise Tax on its undistributed ordinary income. Your Board of Directors has elected to distribute 100% of the ordinary income.

We are pleased to be able to pay an extra dividend materially increased from the previous year because of the realization of significant short-term capital gains in the current year, which are not a part of Net Investment Income. Conditions in the marketplace remain unsettled and your Board continues to be vigilant in its supervision of the Company’s portfolio.

On January 29, 2010, the Company paid to the shareholders of record on December 31, 2009, the regular quarterly dividend of $3.50 and an extra dividend of $43.58, making a total dividend of $47.08. The tax law requires that the final dividend, although paid in 2010, is taxable to the shareholders in 2009.

Common stocks and mutual funds constitute 88.34% of the portfolio of investments at market on December 31, 2009, compared with 85.87% one year earlier.

Our equity investment adviser, Cooke & Bieler, L.P., is present at each of our Board meetings. Our fixed-income advisor, Schroder Investment Management North America, Inc., meets with our Board periodically. Both are available for consultation throughout the year.

The directors and officers thank you for your continued support.

Charles E. Mather III, President

COMPANY EXPENSES

Example for a $1,000 Investment in the Company

As a Company shareholder, you incur ongoing costs, such as management fees and other Company expenses.

The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Company and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested for six months beginning July 1, 2009 and held through December 31, 2009.

The Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value dividend by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Hypothetical 5% Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the Company’s actual expense ratio and an assumed rate of return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Company and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period*
	7/1/09	12/31/09	7/1/09 - 12/31/09

Actual Return	$1,000.00	$1,168.72	$7.35
Hypothetical 5% Return	$1,000.00	$1,018.43	$6.78

*	Expenses are equal to the Company’s annualized expense ratio (for the six-month period) of 1.38%, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365 (the number of days in the most recent 12-month period). The expense ratio for the most recent six-month period may differ from the expense ratio based on the one-year data in the Condensed Financial Information.

Portfolio Composition as of December 31, 2009
(Unaudited)

Asset Allocation — Percentage of the Company’s Net Assets

Common Stocks and Mutual Funds	88.34%
Bonds	12.05%
Short Term Investments	4.13%
Liabilities in excess of other assets	(4.52%	)

Net Assets	100.00%

Common Stock Sector Allocation (% of Company’s Net Assets)

Sector	Percentage

Banking, Insurance and Financial Holding Companies	24.65%
Petroleum and Mining	15.84%
Manufacturing and Diversified	10.18%
International	8.95%
Technology	6.39%
Services	6.12%
Consumer Products	4.86%
Healthcare	4.54%
Diversified Holding	4.33%
Advertising and Communications	2.48%

Total	88.34%

Top 10 Stock Holdings (% of Company’s Net Assets)

PNC Financial Services Group Inc.	20.79%
Exxon Mobil Corp.	15.00%
Harbor International Funds	4.41%
PA. Warehousing and Safe Deposit Company	4.33%
Artisan International Funds	3.32%
Coca Cola Co.	2.02%
Int’l Business Machines Corp.	1.93%
Johnson and Johnson	1.60%
American Express Co.	1.36%
Microsoft Corp.	1.32%

Total	56.08%

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
The Finance Company of Pennsylvania

We have audited the accompanying statement of assets and liabilities of The Finance Company of Pennsylvania (the “Company”), including the schedule of investments, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the condensed financial information for each of the five years in the period then ended. These financial statements and condensed financial information are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of The Finance Company of Pennsylvania as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the condensed financial information for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
February 25, 2010

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS

Investments at fair value — unaffiliated (Note 2):
Short Term Investments (identified cost $2,099,283)	$2,099,283
Bonds (identified cost $6,117,836)	6,125,215
Common Stocks & Mutual Funds (identified cost $18,024,024)	42,700,214
Investments at fair value — affiliated (Note 2):
Common Stocks & Mutual Funds (Identified cost $71,399)	2,202,588

Total Investments	53,127,300
Cash	39,114
Accrued interest and dividends receivable	104,196
Prepaid expenses	23,289
Other assets	11,185

Total	53,305,084

LIABILITIES
Accrued expenses and taxes (Note 1)	67,182
Covered Call Options written at fair value (premiums rec’d $254,390)	244,961
Dividends Payable	2,165,904

Total	2,478,047

NET ASSETS	$50,827,037

COMPONENTS OF NET ASSETS
Paid in Capital	$17,545,077
Accumulated Undistributed Net Investment Income	372
Net Accumulated Realized Gain on Investments and Written Options	6,457,401
Net Unrealized Appreciation on Investments and Written Options	26,824,187

Net assets equivalent to $1,109.66 per share on shares of 45,804, $10 par value capital stock outstanding at December 31, 2009 (authorized 232,000 shares)	$50,827,037

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

December 31, 2009

SHORT TERM SECURITIES — 4.13%

Number of		Identified	Fair Value
Shares		Cost	(Note 1)

365	Blackrock Fed Fund No. 30	$365	$365
276,779	Blackrock Fed. Sec. Fund No. 11	276,779	276,779
1,812,041	PNCGIS Money Market Funds	1,812,041	1,812,041
10,098	Vanguard Money Market Fund	10,098	10,098

	Total	2,099,283	2,099,283

BONDS — 12.05%

Principal
Amount

	U.S. GOVERNMENT & AGENCY OBLIGATIONS — 2.27%
$151,711	U.S. Federal Home Loan Mortgage 6% due 7/1/2019	157,210	161,527
480,528	U.S. Federal Home Loan Mortgage 6% due 8/1/2019	486,608	511,570
100,000	U.S. Treasury Inflation Protected Security 2.5% due 1/15/2029	108,109	107,690
235,138	Government National Mortgage Association 5% due 5/15/2039	240,583	241,980
123,958	Government National Mortgage Association 6% due 4/15/2036	130,778	130,974

		1,123,288	1,153,741

	MUNICIPAL BONDS — 9.78%
25,000	Addison Alton Zero-A due 11/15/2011	22,763	22,642
300,000	Allegheny Cnty PA Hosp Dev Auth 1.16% # due 2/1/2037	223,026	199,800
55,000	Cuyahoga Cnty OH Eco Dev 7.35% due 6/1/2012	56,639	57,255
35,000	Cuyahoga Cnty OH Eco Dev 8.625% due 6/1/2022	41,177	40,439
95,000	Dallas Ft.Worth Arpt 6.6% due 11/1/2012	98,571	96,083
30,000	East Baton Rouge LA Mtg Fin zero coupon due 9/10/2014	23,752	22,713

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

December 31, 2009

BONDS — (Continued)

Principal		Identified	Fair Value
Amount		Cost	(Note 1)

$185,000	Fulton Cty GA Devel. Auth 5.75% due 3/1/2014	$186,952	$159,840
225,000	Glendale Wis Cmnty Dev Auth 4.9% due 10/1/2011,	225,000	227,993
95,000	Grand Terrace CA Cmty 7.2% due 9/1/2018	105,270	104,139
55,000	Los Alamos 5.15% due 7/1/2012	55,172	57,734
300,000	Massachusetts St. Housing 5.962% due 6/1/2017	300,000	296,490
135,000	Miami-Dade Cnty FL 5.2% due 10/1/2031	134,784	138,308
230,000	Montana State Board of Housing 5.5% due 12/1/2037	233,258	238,993
200,000	New Hampshire St Business 4.875% due 10/01/2035	200,000	200,420
300,000	Verizon New Jersey 8% due 6/1/2022	349,066	331,710
55,000	NJ Economic Dev. Authority 5.178% due 11/1/2015,	55,000	56,359
150,000	City of North Little Rock AR zero coupon due 07/20/2014,	119,296	112,350
245,000	Ohio Hsg. Fin. Agy. Mtg. 5.08% due 9/1/2013	242,992	259,136
190,000	Ohio Hsg. Fin. Agy. Mtg. 5.57% due 9/1/2038	190,000	193,230
150,000	Pennsylvania Economic Dev Fing 6.25% due 10/1/2017	154,065	166,260
340,000	Peoria Ill School Distr. zero coupon due 1/1/2011	326,024	326,536
100,000	Riverside Cnty CA Single GNMA 8.35% due 6/1/2013	117,870	122,910
150,000	Rogers County OK Hsg zero coupon due 07/15/2014	119,667	106,680
100,000	Salt Lake Cnty UT Hosp 5.4% Due 2/15/2012	108,153	108,670

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

December 31, 2009

BONDS — Concluded

Principal		Identified	Fair Value
Amount		Cost	(Note 1)

$135,000	Texas St Vets Hsg 7% due 12/01/2010	$137,018	$135,675
320,000	University of Oklahoma 5.6% due 7/1/2020	320,157	330,816
275,000	Wisconsin St Gen Rev 5.2% due 5/1/2018	275,000	279,675
245,000	Wyoming Comnt Development Authority 4.65% due 12/1/2014	245,000	253,453
80,000	Wyoming Comnt Development Authority 4.8% due 6/1/2015	80,000	82,248
245,000	Yorba Linda CA Redev Agy 5.25% due 09/01/2015	248,876	242,917

		4,994,548	4,971,474

	Total Bonds	6,117,836	6,125,215

COMMON STOCKS & MUTUAL FUNDS — 88.34%

Number
of Shares

	PETROLEUM AND MINING — 15.84%
111,806	Exxon Mobil Corp.	147,560	7,624,051
20,000	Penn Virginia Corp.	2,292	425,800

	Total	149,852	8,049,851

	BANKING, INSURANCE AND FINANCIAL
	HOLDING COMPANIES — 24.65%
17,100	American Express Co.	631,474	692,892
6,200	Chubb Corp	305,205	304,916
200,199	PNC Financial Services Group Inc.	120,985	10,568,505
20,000	Marsh & McLennan Companies Inc.	262,439	441,600
12,000	State Street Corp.	88,500	522,480

	Total	1,408,603	12,530,393

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

December 31, 2009

COMMON STOCKS & MUTUAL FUNDS — (Continued)

Number		Identified	Fair Value
of Shares		Cost	(Note 1)

	TECHNOLOGY — 6.39%
10,800	Diebold Inc.	$392,740	$307,260
7,500	Int’l Business Machines Corp.	122,525	981,750
22,000	Microsoft Corp.	552,970	670,780
21,700	Molex Inc. Class A	381,390	415,121
20,000	Pitney Bowes Inc.	487,806	455,200
16,975	Tyco Electronics	417,258	416,736

		2,354,689	3,246,847

	SERVICES — 6.12%
14,200	Carnival Corp.	467,941	449,998
7,500	McDonalds Corp.	101,920	468,300
32,300	Harte Hanks Inc.	410,677	348,194
9,900	Int’l Speedway Corp.	324,317	281,655
7,500	Manpower Inc	423,535	409,350
12,400	Republic Services Inc.	336,142	351,044
6,200	United Parcel Service Class B	368,067	355,694
8,300	WalMart Stores Inc.	421,297	443,635

		2,853,896	3,107,870

	CONSUMER PRODUCTS — 4.86%
10,200	Avon Products Inc	328,251	321,300
18,000	Coca Cola Co.	21,581	1,026,000
7,900	Colgate Palmolive Co.	434,959	648,985
3,900	Diageo PLC Sponsored ADR	241,213	270,699
32,000	Steelcase Inc. Class A	188,886	203,520

		1,214,890	2,470,504

	MANUFACTURING AND DIVERSIFIED — 10.18%
9,200	Avery Dennison	400,654	335,708
8,800	Bemis Company	237,578	260,920
160	Berkshire Hathaway B*	352,582	525,760
24,400	Briggs & Stratton Corp	456,426	456,524
12,700	Dover Corp.	206,099	528,447
18,000	Dow Chemical Co.	116,337	497,340
7,600	Eaton Corp	449,447	483,512
7,500	Emerson Electric Co.	57,084	319,500
39,600	General Electric Co.	786,604	599,148
9,100	Illinois Tool Works	398,573	436,709

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

December 31, 2009

COMMON STOCKS & MUTUAL FUNDS — Concluded

Number		Identified	Fair Value
of Shares		Cost	(Note 1)

6,900	Kimberly-Clark Corp.	$315,998	$439,599
8,100	Tyco Int’l Ltd.	271,350	289,008

	Total	4,048,732	5,172,175

	HEALTHCARE — 4.54%
5,000	Becton Dickinson & Co.	133,906	394,300
12,600	Johnson and Johnson	69,355	811,566
13,000	Merck & Co. Inc.	138,569	475,020
10,400	Quest Diagnostics Inc.	538,499	627,952

		880,329	2,308,838

	ADVERTISING AND COMMUNICATIONS — 2.48%
20,000	Verizon Communications Inc.	170,564	662,600
26,000	Vodaphone Group PLC	602,862	600,340

		773,426	1,262,940

	INTERNATIONAL — 8.95%
81,558	Artisan International Fund	1,775,000	1,684,980
40,818	Harbor International Fund	1,865,000	2,239,664
15,272	Vanguard Emerging Mkts. Stock Index Fund	699,607	626,152

		4,339,607	4,550,796

	DIVERSIFIED HOLDING — 4.33%
732	Pennsylvania Warehousing and Safe Deposit Company (Note 3)	71,399	2,202,588

	Total Common Stocks	18,095,423	44,902,802

	Total Investments — 100%	$26,312,542	53,127,300

	Liabilities in excess of other assets — (4.52%)		(2,300,263)

	NET ASSETS — 100%		$50,827,037

* Non-income producing.

# Variable rate security, rate disclosed is as of 12/31/2009

ADR – American depository receipt

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Twelve Months Ended December 31, 2009

INVESTMENT INCOME:
Income:
Dividends	$981,417
Dividends from affiliates (Note 2)	131,760
Interest	312,810

Total	1,425,987

Expenses:
Accounting	60,087
Compensation	161,000
Compliance fees	51,898
Custodian	24,566
Directors’ fees	59,200
Insurance	28,899
Investment advisory fees (Note 8)	102,901
Printing and postage	21,041
Professional fees	85,492
Other office and administrative	54,918

Total	650,002

Net investment income	775,985

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investment transactions	1,223,231
In-kind transfers (Note 4)	478,356
Written options	135,599

Net realized gain	1,837,186

Net change in unrealized appreciation/depreciation on:
Investments	2,642,627
Investments in affiliate	74,664
Written options	(125,670)

Net change in unrealized appreciation/depreciation	2,591,621

Net realized and unrealized gain on investments	4,428,807

Net increase in net assets resulting from operations	$5,204,792

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	2009	2008

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$775,985	$1,229,333
Net realized gain on investments	1,837,186	1,599,231
Change in net unrealized appreciation/depreciation	2,591,621	(18,129,038)
Capital gains tax payable on behalf of shareholders (Note 1)	—	(1,600)

Net increase (decrease) in net assets resulting from operations	5,204,792	(15,302,074)
Undistributed investment income included in price of shares redeemed	(10,227)	(8,771)
Realized (gain)/loss from security transactions included in price of shares redeemed	4,895	(30,486)
Dividends to shareholders from net investment income	(765,583)	(1,220,456)
Dividends to shareholders from short-term capital gains	(1,874,552)	(256,028)
Capital Share Transactions:
(Exclusive of amounts allocated to investment income and net realized gain from security transactions) (Note 1):
Cost of shares of capital stock redeemed	(480,427)	(1,422,376)

Total increase (decrease) in net assets	2,078,898	(18,240,191)
Net Assets:
Beginning of year	48,748,139	66,988,330

End of year [including undistributed net investment income of $372 and $197 respectively]	$50,827,037	$48,748,139

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2009

1. SIGNIFICANT ACCOUNTING POLICIES
The Finance Company of Pennsylvania (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a regulated open-end investment company. On April 21, 1964, the stockholders approved amendments to the Articles of Incorporation whereby, since that date, the Company has held itself ready to redeem any of its outstanding shares at net asset value. Net asset value for redemptions is determined at the close of business on the day of formal tender of shares or the next day on which the New York Stock Exchange is open. There were 471 and 1,072 shares of capital stock redeemed during the years ended December 31, 2009 and 2008, respectively.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation
Equity securities that are listed on an exchange are valued at the last quoted sales price. When valuing equity securities that are not listed on an exchange or have not traded, the Company uses the mean between the bid and asked prices for that day. Fixed income securities are valued on the basis of prices provided by pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such securities, market transactions in comparable securities and various relationships between securities. When valuing fixed income securities that mature within sixty days, the Company uses amortized cost. It is the responsibility of the Company’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Company determines a fair value in good faith in accordance with these procedures. As of December 31, 2009, Pennsylvania Warehousing and Safe Deposit Company is a non-marketable security priced at fair value as determined by the Board. (See Note 2)

Federal Income Taxes
No provision has been made for Federal income taxes other than capital gains tax because the Company has elected to be taxed as a regulated investment company meeting certain requirements of Subchapter M of the Internal Revenue Code. As such, the Company is paying the applicable Federal capital gains tax for

NOTES TO FINANCIAL STATEMENTS — Continued

shareholders and retaining the net balance for reinvestment, except to the extent that such gains are considered to have been distributed to redeeming shareholders. There was no Federal capital gains tax required during the year ended December 31, 2009.

Equalization
The Company follows the accounting practices known as “equalization” by which a portion of the costs of redemption of capital shares equivalent to the amount, on a per share basis, of distributable investment income on the date of the transaction is charged to the undistributed income, so that undistributed income per share is unaffected by Company shares redeemed. Similarly, on redemptions, a pro rata portion of realized capital gains is charged against undistributed realized gains.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Bond Maturity Dates
Bonds in the portfolio of investments with a call or reset feature will have an effective maturity date earlier than the stated maturity. For such bonds, the stated maturity date is listed first and the call or reset date, if any, is listed second.

Investing in Government Sponsored Agency Securities
The Company invests in United States Government sponsored entities. Such sponsored entities, although chartered and sponsored by the U.S. Congress, are not funded by Congressional appropriations and are neither guaranteed nor insured by the United States Government.

Mortgage Dollar Roll Transactions
The Company may purchase securities on a when issued-basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Company may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value

NOTES TO FINANCIAL STATEMENTS — Continued

of securities purchased may fluctuate prior to settlement, the Company may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, the Company assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. At December 31, 2009, there were no mortgage dollar roll transactions held by the Company.

Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Security Transactions, Investment Income, and Realized Gain/Loss
Security transactions are accounted for on the trade date. Dividend income, distributions from other investment companies, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis. Realized gains and losses are based on the specific identified cost method for both financial and Federal income tax purposes.

Other
In June 2009, the Financial Accounting Standards Board (“FASB”) issued guidance which establishes the FASB Accounting Standards Codification (“ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with GAAP. The ASC does not change current GAAP, but it introduces a new structure that organizes the authoritative standards by topic and is effective for financial statements issued for periods ending after September 15, 2009. As a result, the ASC standard references replace legacy standard references in the Company’s financial statements.

NOTES TO FINANCIAL STATEMENTS — Continued

2. FAIR VALUE MEASUREMENT
In accordance with FASB ASC 820-10, fair value is defined as the price that the Company would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

Management has determined the value of its investment in Pennsylvania Warehousing and Safe Deposit Company using a combination of valuation techniques, including the dividend discount and net asset value methodologies.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS — Continued

The following is a summary of the inputs used as of December 31, 2009 in valuing the Company’s investments carried at fair value:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Price	Inputs	Inputs	Total Value

Assets
Investments in securities Common stock	$38,149,418	$—	$2,202,588	$40,352,006
U.S. government and agency obligations	—	1,153,741	—	1,153,741
Municipal bonds	—	4,971,474	—	4,971,474
Mutual funds	4,550,796	—	—	4,550,796
Short-term investments	2,099,283	—	—	2,099,283

Total	$44,799,497	$6,125,215	$2,202,588	$53,127,300

Liabilities
Written options	$244,961	$—	$—	$244,961

*	See Portfolio of Investments for values by industry classification.

A roll forward of fair value investments using significant unobservable inputs (Level 3) at December 31, 2009 were as follows:

Common
Stock

Beginning Balance, 12/31/2008	$2,127,924
Net Purchases / (Sales)	—
Total Unrealized Gain	74,664

Ending Balance, 12/31/2009	$2,202,588

3. NON-MARKETABLE SECURITY OF AFFILIATE
There is no ready market for the below listed security. Fair value is established by the Board.

Pennsylvania Warehousing and Safe Deposit Company is defined as an affiliate under the Investment Company Act of 1940 in that the Company owns 5% or more of the outstanding voting securities of such company. Further, if at the time of public sale of any of these shares the Company would be deemed a “control person,” it would be necessary to register such shares under the Securities Act of 1933 prior to their sale.

NOTES TO FINANCIAL STATEMENTS — Continued

For the
Year Ended
		December 31, 2009			December 31, 2009
		Percent	Identified	Fair	Dividend
Shares		Owned	Cost	Value	Income

732	Pennsylvania Warehousing and Safe Deposit Company	16.94%	$71,399	$2,202,588	$131,760

4. DERIVATIVE INSTRUMENTS

In accordance with FASB ASC 815-10, the Company has disclosed information intended to enable financial statement users to understand how and why the Company uses derivative instruments, how derivatives are accounted for under ASC 815-10 and how derivative instruments affect the Company’s financial position, results of operations, and cash flows. Information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for under, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.

Market risks of investing in derivatives
Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. The Company periodically invests in options contracts. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a portfolio’s gains and losses and therefore increase its volatility. A portfolio’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The market risk exposure from investing in option contracts is price volatility.

Price volatility risk
Derivatives tied to equity are exposed to potential price volatility. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other

NOTES TO FINANCIAL STATEMENTS — Continued

markets or sectors. Transactions in listed securities are settled/paid for upon delivery with its counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Options Contracts
The Company may write covered call options as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Company writes an option, if the underlying security does not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised, and the Company will realize as profit the premium received for such option. When a call option written by the Company is exercised, the Company will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price.

At December 31, 2009 the Company has written covered calls as follows:

	Expiration	Exercise	Premium	Number of	Fair
Common Stock	Date	Price	Received	Shares	Value

IBM	1/16/2010	$120.00	$27,839	4,000	$44,800
Coca Cola	2/20/2010	$52.50	$13,719	7,000	$35,700
Manpower	3/20/2010	$50.00	$37,949	7,500	$68,250
Harte Hanks	3/20/2010	$15.00	$16,588	14,300	$1,430
Briggs & Stratton Corp	4/17/2010	$20.00	$38,807	16,800	$20,832
Tyco International Ltd	4/17/2010	$37.00	$17,090	8,100	$10,449
PNC Financial Services	5/22/2010	$55.00	$53,599	10,000	$41,000
PNC Financial Services	5/22/2010	$60.00	$48,799	10,000	$22,500

			$254,390		$244,961

NOTES TO FINANCIAL STATEMENTS — Continued

Transactions in written covered calls for year ended December 31, 2009 were as follows:

	Shares	Premium

Outstanding at December 31, 2008	10,000	$135,599
Covered Calls written during the year	87,700	325,988
Covered Calls exercised during the year	(10,000)	(71,598)
Covered Calls expired during the year	(10,000)	(135,599)

Outstanding at December 31, 2009	77,700	$254,390

The following is a summary of the location of derivatives on the Company’s Statements of Assets and Liabilities as of December 31, 2009

Location on the Statements of Assets and Liabilities
Derivative Type	Liability Derivatives

Equity Contract	Covered call options written, at fair value

The following is a summary of the Company’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2009:

Liability Derivatives Value
Total Value	Number of Shares in
At December 31, 2009	equity contracts

$244,961	77,700

The following is a summary of the effect of derivative instruments on the statement of operations for the year ended December 31, 2009.

			Change in Unrealized
	Location of Gain (Loss) on	Realized Gain on Derivatives	Depreciation on Derivatives
Derivative Type	Derivatives Recognized in Income	Recognized in Income	Recognized in Income

Equity contract	Net realized gain from written options, Net change in unrealized appreciation/depreciation on written options	$135,599	($125,670)

NOTES TO FINANCIAL STATEMENTS — Continued

5. PURCHASES AND SALES OF SECURITIES
The aggregate cost of securities purchased, the proceeds from sales and maturities of investments, and the cost of securities sold for the year ended December 31, 2009 were:

	Historical
	Cost of	Proceeds from	Cost of
	Investments	Sales and	Securities Sold
	Purchased	Maturities	and Maturities

Common Stocks and mutual funds	$15,491,203	$16,139,583	$14,900,333
U.S. Government & Agency Obligations	768,226	603,449	605,394
Municipal Bonds	846,746	535,000	550,188

Total	$17,106,175	$17,278,032	$16,055,915

The amounts above do not include the fair value and cost of shares distributed in connection with redemptions. During the year ended December 31, 2009, the Company distributed common stock with fair value of $485,606 and cost of $7,250. The related gain of $478,356 has been disclosed in the Company’s Statement of Operations.

6. DISTRIBUTIONS TO SHAREHOLDERS
Ordinary income and short term capital gain distributions are determined in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of dividends and distributions declared by the Company was as follows:

	For the	For the Year
	Year Ended	Ended
	December 31, 2009	December 31, 2008

Distributions paid from Ordinary Income	$2,640,135	$1,476,484

NOTES TO FINANCIAL STATEMENTS — Continued

7. TAX MATTERS
For U.S. federal income purposes, the cost of securities owned, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation of investments at December 31, 2009 was as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)

$26,412,807	$27,553,009	$(838,516)	$26,714,493

The difference between the book basis and the tax basis of net unrealized appreciation/(depreciation) is attributed primarily to the tax deferral of losses on wash sales.

As of December 31, 2009, the Company had capital loss carryforwards in the amount of $410,564 available to offset future realized gains. Such losses expire December 31, 2017

FASB ASC 740-10 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Management has concluded that as of December 31, 2009, there were no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

The Company files U.S. Federal and Pennsylvania state tax returns. No income tax returns are currently under examination. The Company’s federal tax and state returns remain open for examination for the years ended December 31, 2006 through December 31, 2009.

8. LEASE
The Company rents office space from an affiliate and has not entered into a formal lease agreement. The lessor company’s president is an officer and director of the Company. Minimum annual rental for this space is $17,831.

9.	OTHER INFORMATION FOR THE YEAR ENDED DECEMBER 31, 2009
Directors of the Company, who are not also employees, are paid a fee for attendance at meetings of the Board of Directors and its committees. Compensation of those Directors amounted to $59,200. The compensation of Officers of the Company, who are also employees of the Company, amounted to $161,000.

NOTES TO FINANCIAL STATEMENTS — Concluded

Investment advisory fees payable monthly to Cooke & Bieler, LP, are based on the monthly closing equity portfolio value, less the value of certain investments at an annual rate of 0.50%. Cooke & Bieler, L.P. earned $84,197 for their services during the year ended December 31, 2009.

Investment advisory fees payable monthly to Schroder Investment Management North America Inc. are based on the monthly closing bond portfolio value at an annual rate of 0.30%. Schroder Investment Management North America Inc. earned $18,704 for their services during the year ended December 31, 2009.

10. INTEREST RATE RISK
The Company is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

11. NEW ACCOUNTING PRONOUNCEMENTS
In January 2010, the FASB issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”) Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e. to present such items as gross basis rather than on a net basis), and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years). The impact on the Company’s financial statement disclosures, if any, is currently being assessed.

12. SUBSEQUENT EVENTS
In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Company’s financial statement through this date.

CONDENSED FINANCIAL INFORMATION

Selected data for each share of capital stock outstanding throughout each period:

	Years Ended December 31,
	2009	2008	2007	2006	2005

Investment Income	$31.13	$41.84	$42.43	$41.58	$35.65
Expenses	14.19	15.27	16.47	14.14	12.11

Net Investment Income	16.94	26.57	25.96	27.44	23.54
Dividends from net investment income	(16.65)	(26.32)	(25.54)	(27.16)	(22.21)
Dividends from short term capital gains	(40.93)	(5.53)	(22.75)	(16.85)	(7.24)
Net realized gain (loss) and increase (decrease) in unrealized appreciation	96.86	(356.12)	36.84	189.55	34.98

Net increase (decrease) in net assets value	56.22	(361.40)	14.51	172.98	29.07
Net assets value:
Beginning of year	1,053.44	1,414.84	1,400.33	1,227.35	1,198.28

End of year	$1,109.66	$1,053.44	$1,414.84	$1,400.33	$1,227.35

Net Assets at end of Period (in millions)	$50.8	$48.7	$66.9	$66.9	$59.6
Annual ratio of expenses to average net assets	1.38%	1.16%	1.22%*	1.05%	1.02%
Annual ratio of net investment income to average net assets	1.65%	2.02%	1.92%	2.03%	1.98%
Annual portfolio turnover rate	37.53%	16.49%	18.10%	18.94%	18.61%
Annual Total Investment Return	10.80%	(23.43%)	4.49%	17.68%	4.88%
Number of shares outstanding at end of period in thousands	46	46	47	48	49

*	Net of 0.04% of expenses reimbursed

CHANGES IN THE PORTFOLIO OF INVESTMENTS
(Exclusive of Short-Term Investments)
For the Six Months Ended December 31, 2009
(Unaudited)

PURCHASES

STOCKS

	Changes	Balance
	During	December 31,
	the Period	2009
	Number of Shares

American Express	9,700	17,100
Artisan International Fund	2,425	81,558
Avery Dennison	2,100	9,200
Avon Products Inc.	10,200	10,200
Bemis Company	5,800	8,800
Briggs & Stratton Corp	16,800	24,400
Carnival Corp.	14,200	14,200
Chubb Corp	6,200	6,200
Dover Corp.	2,900	12,700
Diageo PLC Sponsored ADR	3,900	3,900
Eaton Corp.	10,200	7,600
General Electric Co.	17,500	39,600
Harbor International Fund	913	40,818
Harte Hanks Inc.	14,300	32,300
Illinois Tool Works	18,200	9,100
Int’l Speedway Corp.	4,900	9,900
Manpower Inc.	15,000	7,500
Microsoft Corp.	44,000	22,000
Molex Inc Class A	21,700	21,700
Republic Services Inc.	12,400	12,400
Steelcase Inc Class A	32,000	32,000
Tyco Electronics	21,400	16,975
Tyco Int’l Ltd.	8,100	8,100
United Parcel Service Class B	7,900	6,200
Vanguard Emerging Markets ETF	1,222	15,272
Vodaphone Group PLC	26,000	26,000

CHANGES IN THE PORTFOLIO OF INVESTMENTS
(Exclusive of Short-Term Investments)
For the Six Months Ended December 31, 2009
(Unaudited)

SALES

STOCKS

	Changes	Balance
	During	December 31,
	the Period	2009
	Number of Shares

American Express	6,400	17,100
Avery Dennison	2,100	9,200
Avon Products Inc.	10,200	10,200
Bemis Company	11,600	8,800
Briggs & Stratton Corp	16,800	24,400
Carnival Corp.	22,700	14,200
Chubb Corp	6,200	6,200
Dell Inc	6,000	—
Dover Corp	2,900	12,700
Eaton Corp.	7,600	7,600
Harte Hanks Inc	21,600	32,300
Illinois Tool Works	18,200	9,100
Int’l Speedway Corp	4,900	9,900
Manpower Inc.	15,000	7,500
Microsoft Corp.	44,000	22,000
Molex Inc Class A	21,700	21,700
PNC Financial Services Group Inc.	10,000	200,199
Steelcase Inc Class A	32,000	32,000
Tyco Electronics	12,200	16,975
Tyco Int’l Ltd.	8,100	8,100
United Parcel Service Class B	6,200	6,200
Vodaphone Group PLC	51,812	26,000

CHANGES IN THE PORTFOLIO OF INVESTMENTS
(Exclusive of Short-Term Investments)
For the Six Months Ended December 31, 2009
(Unaudited)

PURCHASES

BONDS

	Changes	Balance
	During	December 31,
	the Period	2009
	Number of Units

U.S. Treasury Inflation Protected Security 2.5% due 1/15/2029	100,000	100,000
Salt Lake Cnty UT Hosp 5.4% due 2/15/2012	100,000	100,000
New Hampshire St Business 4.875% due 10/1/2035	200,000	200,000
Government National Mortgage Association 6% due 5/15/2039	249,185	235,138

CHANGES IN THE PORTFOLIO OF INVESTMENTS
(Exclusive of Short-Term Investments)
For the Six Months Ended December 31, 2009
(Unaudited)

CALLS

BONDS

	Changes	Balance
	During	June 30,
	the Period	2009
	Number of Units

Government National Mortg Assoc 6% due 4/15/2036	39,600	123,958
Grand Terrace CA Cmty 7.2% due 9/1/2018	5,000	95,000
Los Alamos 5.15% due 7/1/12	20,000	55,000
Miami-Dade Cnty FL 5.2% due 10/1/2031	10,000	135,000
NJ Econ Dev Authority 5.178% due 11/1/2015	10,000	55,000
Ohio Hsg. Fin. Agy. Mtg. 5.57% due 9/1/2038	70,000	190,000
Montana State Board of Housing 5.5% due 12/1/2037	25,000	230,000
Sparks Regl. Med Ctr 6.65% due 6/15/2012	100,000	—
Texas St Vets Hsg 7% due 12/01/2010	60,000	135,000
U.S. Federal Home Loan Mortgage 6% due 8/1/2019	20,004	480,528
U.S. Federal Home Loan Mortgage 6% due 7/1/2019	94,267	151,711
Yorba Linda CA Redev Agy 5.25% due 9/1/2015	25,000	245,000
Government National Mortg Assoc 5% due 5/15/2039	14,047	235,138

Supplemental Information on Directors

(Not Part of the Company’s Financial Statements)

Term of
	Office and		Other Directorships Held by
	Length of	Principal Occupation(s)	Director or Nominee for
Name, Address[1], Position(s) Held with the Company, and Age	Time Served	During Past 5 Years	Director

Interested Directors[2]
Charles E. Mather III Director and President Age: 75	2011 29 years	President and Director of Mather & Co. (insurance brokers)	Director of Penn Series Funds, Inc.

Herbert S. Riband, Jr. Director Age: 73	2010 16 years	Of counsel to the law firm of Saul, Ewing LLP	Director of Pennsylvania Warehousing and Safe Deposit Company

Non-Interested Directors
Jonathan D. Scott Director Age: 57	2012 20 years	Partner, Veritable, L.P. (Formerly Senior Vice President, PNC Bank Corp.)	None

Shaun F. O’Malley Director Age: 74	2012 14 years	Retired (Formerly Chairman, Price Waterhouse World Organization (accounting))	Director of The Philadelphia Contributionship, PolyMedix Inc.

Peter Bedell Director Age: 72	2010 5 years	Executive Vice-President Burke Lawton Brewer and Burke, Formerly Chairman Emeritus Walnut Asset Management and Rutherford Brown & Catherwood LLC.	None

[1]	The address of all Directors is 400 Market Street, Suite 425, Philadelphia, PA 19106.

[2]	The two interested directors are classified as such because they are executive officers of the Company.

*  *  *

The Company’s Statement of Additional Information includes additional information about the Company’s directors and is available without charge upon request. Call Doranne Case (collect) to request a copy.

OTHER INFORMATION RELATING TO THE ANNUAL
SHAREHOLDERS MEETING

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the Company is available, without charge, upon request, by calling 1-215-351-4778 (you may call collect) or by writing to the Company at The Finance Company of Pennsylvania, 400 Market St, Suite 425, Philadelphia, Pennsylvania 19106. This information is also available on the SEC’s website at www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available, without charge, upon request, by calling 1-215-351-4778 (you may call collect) or by writing to the Company at The Finance Company of Pennsylvania, 400 Market St, Suite 425, Philadelphia, Pennsylvania 19106. The Company’s Form N-PX is also available on the SEC’s website at www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Company’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request, by calling 1-215-351-4778 (you may call collect) or by writing to the Company at The Finance Company of Pennsylvania, 400 Market St, Suite 425, Philadelphia, Pennsylvania 19106. The Company’s Form N-Q is also available on the SEC’s website at www.sec.gov. In addition, the Company’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.